EXHIBIT 32


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350


      I, Charles F. Finn, President and Chief Executive Officer and Michael C. Anderson, Executive Vice President and Chief Financial Officer, of Wayne Savings Bancshares, Inc. (the "Company"), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. section 1350, that:.

      (1) The Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2005 (the "Report") fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




August 3, 2005                             /s/ Charles F. Finn
---------------------                      -----------------------------------
Date                                       Charles F. Finn, President
                                           And Chief Executive Officer



August 3, 2005                             /s/ Michael C. Anderson
---------------------                      -----------------------------------
Date                                       Michael C. Anderson, Executive Vice
                                           President and Chief Financial Officer